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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2007

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

             Delaware                      0-20971                 71-0788538
  (State or other jurisdiction of   (Commission File No.)        (IRS Employer
          incorporation)                                     Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880

       Registrant's telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02         COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

                  On April 13, 2007, the Compensation Committee of the Board of Directors of Edgewater Technology, Inc. ("Edgewater" or the "Company") approved the following compensation levels and awards for the following executive officers: Shirley Singleton, Chairman, President and Chief Executive Officer; David Clancey, Executive Vice President, Chief Strategy Officer and Chief Technology Officer; David Gallo, Chief Operating Officer; Kevin Rhodes, Chief Financial Officer; and Kristen Zaepfel, Vice President of Human Resources.

                 Base salary compensation levels for 2007 were established effective April 13, 2007 as follows: Ms. Singleton $325,000; Mr. Clancey $275,000; Mr. Gallo $275,000; Mr. Rhodes $180,000; and Ms. Zaepfel $160,000.
Target bonus opportunities were established at the following amounts: Ms. Singleton, $325,000; Mr. Clancey, $275,000; Mr. Gallo, $275,000; Mr. Rhodes,
$135,000; and Ms. Zaepfel, $64,000.

                  In addition, on April 13, 2007, the Compensation Committee approved: (1) the grant of the following number of stock options, with an exercise price of $9.07 per share, to Ms. Singleton (71,000), Mr. Clancey (31,750), Mr. Gallo (47,000), Mr. Rhodes (23,250) and Ms. Zaepfel (12,100) and
(2) the award of restricted stock for the following number of shares to Ms. Singleton (6,600), Messrs. Gallo and Clancey (4,500 each), Mr. Rhodes (2,300) and Ms. Zaepfel (1,000). These stock options have a seven year term and vest in equal ratable annual installments over six years. The restricted stock awards vest in equal ratable annual installments over five years.

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SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   April 19, 2007

                                                EDGEWATER TECHNOLOGY, INC.

                                                By: /s/ Kevin R. Rhodes
                                                    ----------------------------
                                                Name: Kevin R. Rhodes
                                               Title: Chief Financial Officer
                                                     (Principal Financial and
                                                      Accounting Officer)